UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Bridge Builder Trust

(Name of Registrant as Specified In Charter)

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BRIDGE BUILDER LARGE CAP GROWTH FUND

IMPORTANT NOTICE REGARDING INTERNET

AVAILABILITY OF INFORMATION STATEMENT

The Information Statement is available at www.bridgebuildermutualfunds.com/literature

December 20, 2024

As a shareholder of the Bridge Builder Large Cap Growth Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”), you are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) relating to the hiring of T. Rowe Price Associates, Inc. (“T. Rowe Price”) as investment subadviser to the Fund.

This notice presents only an overview of the more complete Information Statement. We encourage you to review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only and, as a shareholder of the Fund, you need not take any action.

SUMMARY OF INFORMATION STATEMENT

As discussed in greater detail in the Information Statement, at its meeting held on October 17, 2024, the Board of Trustees of the Trust (the “Board”) approved an amended investment sub-advisory agreement among the Trust, Olive Street Investment Advisers, LLC (“Olive Street”), the investment adviser to the Fund, and T. Rowe Price (the “Sub-advisory Agreement”), pursuant to which T. Rowe Price serves as an investment subadviser to the Fund. The appointment of T. Rowe Price became effective on or about November 15, 2024, when T. Rowe Price began managing a portion of the assets of the Fund.

The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order that permits Olive Street to enter into and materially amend sub-advisory agreements between Olive Street and unaffiliated investment subadvisers to the Fund with the approval of the Board. Although approval by the Fund’s shareholders is not required, a condition of this order requires Olive Street to furnish Fund shareholders with information about the subadviser and the sub-advisory agreement.

Accordingly, the purpose of the Information Statement is to furnish Fund shareholders with detailed information about the Sub-advisory Agreement and the appointment of T. Rowe Price as investment subadviser to the Fund.

The Information Statement will be available on the Fund’s website, www.bridgebuildermutualfunds.com/literature, until at least March 21, 2025. To view and print the Information Statement, click on the link of the Information Statement in order to open the document. A paper or email copy of the Information Statement is available, free of charge, by contacting the Fund by telephone at 1-855-823-3611, via e-mail at bridgebuilder@edwardjones.com, or by mail at:

Mailing Address:

Bridge Builder Trust

P.O. Box 219062

Kansas City, MO 64121-9062

Overnight Address:

Bridge Builder Trust

430 W 7th Street, Suite 219062

Kansas City, MO 64105-1407

If you do not request a paper or email copy of the Information Statement by this date, you will not otherwise receive a paper or email copy.

To obtain a free copy of the Fund’s annual report dated June 30, 2024, the Fund’s Form N-CSR dated June 30, 2024 or the Fund’s semi-annual report dated December 31, 2023, you may visit www.bridgebuildermutualfunds.com/literature, call 1-855-823-3611, write to the Fund via e-mail at bridgebuilder@edwardjones.com, or write to the Fund at:

Mailing Address:

Bridge Builder Trust

P.O. Box 219062

Kansas City, MO 64121-9062

Overnight Address:

Bridge Builder Trust

430 W 7th Street, Suite 219062

Kansas City, MO 64105-1407

BRIDGE BUILDER LARGE CAP GROWTH FUND

INFORMATION STATEMENT

December 20, 2024

This information statement (the “Information Statement”) is being made available to the shareholders of the Bridge Builder Large Cap Growth Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”). This Information Statement relates to the approval by the Board of Trustees of the Trust (the “Board”) of an amendment to the investment sub-advisory agreement dated April 15, 2020 among the Trust, Olive Street Investment Advisers, LLC (“Olive Street” or the “Adviser”), the investment adviser to the Fund, and T. Rowe Price Associates, Inc. (“T. Rowe Price” or the “Subadviser”), pursuant to which T. Rowe Price serves as an investment subadviser to the Fund (the “Sub-advisory Agreement”).

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order that permits Olive Street to enter into and materially amend sub-advisory agreements between Olive Street and unaffiliated investment subadvisers to the Fund with the approval of the Board. Although approval by the Fund’s shareholders is not required, pursuant to a condition of this order, Olive Street is required to furnish Fund shareholders with certain information about T. Rowe Price and the Sub-advisory Agreement.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

Olive Street is the Fund’s investment adviser. Pursuant to the terms of an exemptive order granted to Olive Street and the Trust by the SEC on August 6, 2013 (the “Exemptive Order”), Olive Street employs a so-called “manager-of-managers” arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a fund’s shareholders approve all agreements pursuant to which persons serve as investment adviser or subadviser to the fund. The Exemptive Order exempts Olive Street and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows Olive Street, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Fund without a shareholder vote.

As described in more detail below, at its meeting held on October 17, 2024, the Board approved the appointment of T. Rowe Price as investment subadviser to the Fund and the Sub-advisory Agreement. The appointment of T. Rowe Price became effective on or about November 15, 2024, when T. Rowe Price began managing a portion of the assets of the Fund. Before the appointment of T. Rowe Price, the Fund had four subadvisers, who each managed a portion, or sleeve, of the assets of the Fund (the “Existing Subadvisers”). After the appointment of T. Rowe Price, the Existing Subadvisers continue to manage portions of the assets of the Fund. Olive Street may reallocate the Fund’s assets among the subadvisers in its discretion at any time, including down to 0% to one or more subadvisers.

Olive Street recommended that the Board appoint T. Rowe Price as subadviser to the Fund for multiple reasons, including because Olive Street believes that T. Rowe Price‘s fundamental bottom-up growth approach will assist the Fund in achieving its investment objective. Olive Street also believes that T. Rowe Price’s investment style complements the investment styles of the Existing Subadvisers. Additionally, Olive Street believes the appointment of T. Rowe Price will allow the Fund overall to better complement and diversify investments in Edward Jones Advisory Solutions® (“Advisory Solutions”), Edward Jones Guided Solutions® (“Guided Solutions”) and Edward Jones Financial Advisor Managed Solutions™ (“FA Managed Solutions”), each an investment advisory program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), an affiliate of the Adviser.

The appointment of T. Rowe Price as subadviser to the Fund (together with asset reallocations among T. Rowe Price and the Existing Subadvisers) will result in an increase in the Fund’s overall expenses of approximately one basis point at Fund asset levels as of September 30, 2024, which is caused by a reduction in the Adviser’s fee waiver in order for the Adviser to pay the higher aggregate sub-advisory fees to the Fund’s subadvisers. Importantly, the increase in sub-advisory fees will not cause the Fund’s shareholders to pay management fees above the Adviser’s contractual management fee.

Olive Street has contractually agreed to waive its management fee to the extent management fees to be paid to Olive Street exceed the management fees the Fund is required to pay the subadvisers. This fee waiver is currently in effect until October 28, 2025 and will continue thereafter for subsequent one-year periods until terminated. If Olive Street determines to hire new subadvisers, subject to the Board’s approval, or reallocate the Fund’s assets in the future, the Fund’s expenses may increase.

THE BOARD’S CONSIDERATIONS IN APPROVING THE SUB-ADVISORY AGREEMENT

Pursuant to Section 15 of the 1940 Act , the Board, including a majority of the Trustees who are not parties to the Sub-advisory Agreement or “interested persons” of any party, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to initially approve and, after an initial two year term, to approve annually the continuance of the Sub-advisory Agreement.

At a meeting held on October 17, 2024 (the “October Meeting”), the Board, including a majority of the Independent Trustees, considered and approved the Sub-advisory Agreement for an initial two-year term.

In advance of the October Meeting, the Adviser and the Subadviser provided information to the Board in response to requests for information by the Independent Trustees to facilitate the Board’s evaluation of the Sub-advisory Agreement. The information furnished by the Adviser and Subadviser included materials describing, among other matters: (i) the nature, extent and quality of the services proposed to be provided by the Subadviser; (ii) the Subadviser’s investment management personnel, including the portfolio manager and other investment personnel that would be involved in managing the allocated portion of the Fund’s portfolio (the “Allocated Portion”); (iii) the Subadviser’s operations and financial health; (iv) the Subadviser’s investment philosophy and investment process that would be used to manage the Allocated Portion; (v) the sub-advisory fees proposed to be payable to the Subadviser; (vi) the Subadviser’s compliance policies and procedures; (vii) the investment performance of other mutual funds managed or subadvised by the Subadviser employing strategies similar to the strategy proposed to be employed by the Subadviser in managing the Allocated Portion; and (viii) other “fall out” benefits that the Subadviser may receive based on its relationship with the Fund. In addition, at the October Meeting, representatives of the Adviser and the Subadviser, made presentations and responded to questions regarding the Subadviser’s proposed services, fees, and other aspects of the proposed sub-advisory relationship.

Throughout the evaluation process, the Board received advice from Fund counsel, and the Independent Trustees received separate advice from their independent legal counsel, including advice regarding the legal standards applicable to the consideration of the approval of sub-advisory agreements. The Independent Trustees met separately in executive session with their independent legal counsel to discuss the materials presented and other matters deemed relevant to their consideration of the Sub-advisory Agreement.

In considering and approving the Sub-advisory Agreement, the Trustees considered information and factors that they deemed relevant, including, but not limited to, the information and factors discussed in further detail below. The Board’s determination to approve the Sub-advisory Agreement was based on a comprehensive consideration of all information provided to the Board. The Board considered not only the specific information presented to the Board in connection with its consideration of the Sub-advisory Agreement, but also the Board’s experience through past interactions with T. Rowe Price in connection with the Board’s oversight of other series of the Trust, which currently have or previously had T. Rowe Price as a subadviser to an allocated portion of their respective portfolios. In this regard, the Board considered the information provided in connection with the approval of the continuation of T. Rowe Price’s sub-advisory agreement with respect to each series of the Trust subadvised by T. Rowe Price at the time of the approval, which was completed at the Board’s meeting held on May 29-30, 2024. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors and information.

1. The nature, extent and quality of the services to be provided by the Subadviser under the Sub-advisory Agreement. The Board considered the nature, extent and quality of the services proposed to be provided to the Fund by the Subadviser, including its responsibilities for management of the Allocated Portion. The Board considered the portfolio management services and investment research capabilities and investment philosophy and process proposed to be provided to the Allocated Portion by the Subadviser, including how the Subadviser’s investment philosophy and process complement those of the other subadvisers that manage other portions of the Fund. The Board also reviewed the background and experience of the Subadviser’s portfolio management personnel that will have a role in the day-to-day management of the Allocated Portion. The Board considered the Subadviser’s ability to attract and retain qualified investment professionals, the experience and skills of management and investment personnel of the Subadviser, and the Subadviser’s reputation and overall financial strength.

The Board also considered other services to be provided to the Allocated Portion under the Adviser’s supervision, such as monitoring adherence to the Fund’s investment restrictions, monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations, monitoring valuation and liquidity, selecting broker-dealers to execute portfolio transactions and conducting other trading operations. The Board considered the report of the chief compliance officer of the Trust regarding the due diligence review of the Subadviser’s compliance program and other operational matters, and the chief compliance officer’s conclusion that the Subadviser’s compliance program is reasonably designed and effectively implemented to prevent violations of the federal securities laws with respect to its services to be provided to the Allocated Portion and that the Subadviser has adopted procedures reasonably necessary to prevent access persons from violating the Subadviser’s code of ethics.

Based on these considerations, the Board concluded, within the context of its full deliberations, that the Subadviser is capable of providing services of the nature, extent and quality contemplated by the terms of the Sub-advisory Agreement.

2. Fees and Other Expenses. The Board reviewed the sub-advisory fees proposed to be payable to the Subadviser. The Board also reviewed comparative fee information provided by the Subadviser, including information from the Subadviser regarding the fees charged to other clients with investment objectives and investment strategies similar to those that the Subadviser proposes to utilize for its Allocated Portion, including, among others, mutual funds for which the Subadviser serves as primary investment adviser or subadviser (including the Bridge Builder Tax Managed Large Cap Fund, another series of the Trust) and institutional separate account clients. The Board reviewed information about structural, operational and other differences, including the amount of assets being managed and the range of services provided, between such other clients and the Allocated Portion.

The Board considered the anticipated impact of the Subadviser’s fee on the Fund’s overall expenses, noting that the Adviser has contractually agreed to waive its management fees for the Fund to the extent management fees to be paid to the Adviser exceed the aggregate sub-advisory fees to be paid to each subadviser to the Fund, including the Subadviser for the management of the Allocated Portion. The Board noted that the hiring of the Subadviser (together with asset reallocations among T. Rowe Price and the Existing Subadvisers) is expected to result in an increase in the Fund’s overall expenses of approximately one basis point at Fund asset levels as of June 30, 2024 caused by a reduction in the Adviser’s fee waiver in order for the Adviser to pay the higher aggregate sub-advisory fees to the Fund’s subadvisers. The Board further noted that the increase in sub-advisory fees would not cause the Fund’s shareholders to pay management fees above the Adviser’s contractual management fee. The Board noted that the Adviser may not terminate this waiver arrangement without Board approval until October 28, 2025, at the earliest.

Based on these considerations, the Board concluded, within the context of its full deliberations, that the proposed sub-advisory fees payable under the Sub-advisory Agreement are reasonable in light of the nature, extent and quality of the services expected to be rendered by the Subadviser.

3. The Subadviser’s Investment Performance Record. Because the Subadviser, if approved, would be new to the Fund, the Board was not able to evaluate the Subadviser’s actual investment performance record for the Allocated Portion. However, the Board received and considered information about the investment performance of the Subadviser, including, for purposes of considering the investment skill and experience of the Subadviser, performance data showing the Subadviser’s capabilities in managing other mutual funds for which the Subadviser serves as primary investment adviser or subadviser that have investment objectives and investment strategies similar to those that the Subadviser proposes to utilize for its Allocated Portion. The Board also noted that it would have an opportunity to review the Subadviser’s actual performance record for the Allocated Portion of the Fund at future regular meetings of the Board and in connection with future annual reviews of the Sub-advisory Agreement.

4. Profitability and Economies of Scale. The Board did not consider profitability of the Subadviser to be a material factor in its determination, given that the Subadviser is not affiliated with the Adviser and the Board received representations from the Adviser and the Subadviser that the proposed sub-advisory fees are the result of an arm’s length negotiation. Further, the Board was satisfied that the Adviser employed a rigorous sub-advisory fee negotiation process. The Board also considered information about whether the Fund’s fee structure is designed to share the benefits of economies of scale with shareholders as the Fund’s assets grow. In this regard, the Board noted that the Subadviser has agreed to contractual breakpoints in its fee schedule, which would accrue to the benefit of Fund shareholders in light of the Adviser’s contractual fee waiver.

5. Indirect Benefits. The Board considered other benefits to the Subadviser from its proposed relationship with the Fund. The Board noted that the Subadviser may derive a benefit to its reputation and standing in the investment community from its proposed relationship with the Fund.

CONCLUSION

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the full Board, and the Independent Trustees voting separately, approved the Sub-advisory Agreement for an initial two-year term.

DESCRIPTION OF THE MATERIAL TERMS OF THE SUB-ADVISORY AGREEMENTS

Set forth below is a summary of all material terms of the Sub-advisory Agreement. The Sub-advisory Agreement amends an existing sub-advisory agreement among the Adviser, the Trust, and T. Rowe Price, pursuant to which T. Rowe Price provides investment sub-advisory services to the Bridge Builder Municipal High-Income Bond Fund (the “Municipal High-Income Bond Fund”) and Bridge Builder Large Cap Value Fund (the “Large Cap Value Fund”), each a separate series of the Trust, in order to reflect that T. Rowe Price now serves as investment subadviser to the Fund in addition to the Municipal High-Income Bond Fund and Large Cap Value Fund. Although the summary below is qualified in its entirety by reference to the Sub-advisory Agreement included as Exhibit A hereto, shareholders should still read the summary below carefully.

INVESTMENT ADVISORY SERVICES

Subject to the supervision of the Board and the Adviser, the Subadviser shall manage the investments of the Allocated Portion in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Subadviser, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the applicable provisions of the Commodity Exchange Act and the rules of the National Futures Association, and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. From time to time, the Adviser or the Fund may provide the Subadviser with written copies of other investment policies, guidelines and restrictions applicable to the Subadviser’s management of the Allocated Portion, which shall become effective at such time as agreed upon by both parties. Subject to each of the foregoing sentences above, the Subadviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property and assets comprising or relating to the Allocated Portion. The Adviser and the Fund authorize and empower the Subadviser to execute for the Fund as the Fund’s agent and attorney-in-fact all other agreements, contracts and other documentation that the Subadviser reasonably considers necessary in relation to the purchase, retention and disposition of the permitted securities and investments for the Allocated Portion. With respect to the Subadviser’s responsibility for monitoring the Allocated Portion’s compliance with the terms of the Sub-advisory Agreement, the Subadviser shall perform such compliance monitoring based upon its own internal books and records of the Allocated Portion and such books and records and such instructions, if any, that are provided by the Fund or the Adviser. For the avoidance of doubt, the Subadviser shall not be responsible hereunder for any portion of the Fund other than the Allocated Portion.

In addition, the Subadviser will, at its own expense:

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advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding the Fund and, upon request, furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund’s investments and investment policies;

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submit such reports and information as the Adviser or the Fund may reasonably request to assist the Fund’s custodian (the “Custodian”) in its determination of the market value of securities held in the Fund;

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obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund;

•	employ professional portfolio managers and securities analysts who provide research services to the Fund;

•	place orders for purchases and sales of portfolio investments for the Allocated Portion;

•	give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;

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as soon as practicable after the close of business each day, but no later than 11:00 a.m. Eastern time the following business day provide the Custodian with copies of trade tickets for each transaction effected for the Allocated Portion by the Subadviser, provide copies to the Adviser and the Fund upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations received by the Subadviser;

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as soon as practicable following the end of each calendar month, provide the Adviser and the Fund with written statements showing all transactions effected for the Allocated Portion during the month by the Subadviser, a summary listing all investments attributable to transactions of the Subadviser that are held in the Allocated Portion as of the last day of the month, and such other information as the Adviser or the Fund may reasonably request in connection with any accounting or marketing services that the Adviser provides for the Fund. The Adviser and the Fund acknowledge that the Subadviser and Custodian may use different pricing vendors, which may result in valuation discrepancies;

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to the extent reasonably requested by the Trust or the Adviser, use its best efforts to assist the Chief Compliance Officer (“CCO”) of the Trust in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the CCO of the Trust or the Adviser with (a) current copies or a current summary of the compliance policies and procedures of the Subadviser in effect from time to time that are designed to prevent violations of the “Federal Securities Laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Subadviser in connection with its services to the Fund (including prompt notice of any material changes thereto), (b) reports of any violations to the Subadviser’s compliance policies and procedures that occurred in connection with the provision of services to the Fund, (c) a copy of the Subadviser’s annual compliance report as required by Rule 206(4)-7 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), (d) subject to the confidentiality limitations under the Sub-advisory Agreement, summaries of any correspondence between the Subadviser and a regulatory agency in connection with regulatory examinations or proceedings and the Subadviser will make a copy of any such correspondence available to the Adviser or the Trust’s CCO to review with the Subadviser during normal business hours at the offices of the Subadviser, and (e) upon request, a certificate of the CCO of the Subadviser to the effect that the policies and procedures of the Subadviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

•	comply with all applicable policies and procedures adopted by the Board that are applicable to the Fund and any amendments to those procedures that are provided to the

Subadviser by the Adviser or the Fund (together, “Fund Procedures”) and notify the Adviser as soon as reasonably practicable upon (a) detection of any breach of such Fund Procedures or (b) determination that a Fund Procedure conflicts with a procedure adopted by the Subadviser;

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maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any amendments thereto, and institute and enforce procedures reasonably necessary to prevent “access persons,” as such term is defined in Rule 17j-1, from violating its Code of Ethics;

•	promptly complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries submitted to the Subadviser in writing;

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furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate the Sub-advisory Agreement or any proposed amendments thereto for the purposes of approving the Sub-advisory Agreement, the renewal thereof or any amendment thereto;

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to the extent called for by the Trust’s compliance policies and procedures, or as reasonably requested by the Fund, provide the Fund with information and advice regarding assets in the Allocated Portion to assist the Fund in determining (i) the appropriate valuation of such assets; (ii) the appropriate pricing sources for such assets; and (iii) whether pricing information provided by the Fund’s pricing agents is reasonable;

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make all required filings on Form 13F and any amendments thereto, required by the Securities Exchange Act of 1934 (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) in respect of the Fund as may be required of the Fund due to the activities of the Subadviser, and will notify the Adviser if the Allocated Portion holds a portfolio security for which a Schedule 13D or 13G may be required to be filed with the SEC based on the ownership level in the Allocated Portion. The Subadviser shall be the sole filer of Form 13F with respect to the Allocated Portion;

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except as permitted herein and by the Fund Procedures, shall treat confidentially, and unless such disclosure is required by federal and state regulatory or legal authorities, applicable laws, rules and regulations, shall not disclose to any third party without the consent of the Fund all information in respect of the portfolio investments of the Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades); and

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upon request, will review the Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, the schedule of portfolio securities as it applies to the Allocated Portion in the periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, the “Disclosure Documents”) in order to ensure that, with respect to the disclosure about the Subadviser, the manner in which the Subadviser manages the Fund and information relating to the Subadviser (the “Subadviser

Disclosure”), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading. To ensure accuracy and completeness, the Adviser or the Fund shall not use any Subadviser Disclosure in any such Disclosure Documents until the Subadviser has reviewed, commented, and such comments have been addressed to its reasonable satisfaction with respect to the Subadviser Disclosure.

INDEMNIFICATION

The Subadviser is obligated to indemnify and hold harmless the Adviser and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses): (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Subadviser Disclosure; and (ii) resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Subadviser’s obligations under the Sub-advisory Agreement, or from the Subadviser’s reckless disregard of its obligations and duties under the Sub-advisory Agreement; provided, however, that the Subadviser’s obligation is reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under the Sub-advisory Agreement.

The Adviser is obligated to indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under the Sub-advisory Agreement, or from the Adviser’s reckless disregard of its obligations and duties under the Sub-advisory Agreement; provided, however, that the Adviser’s obligation is reduced to the extent that the claim against, or the loss, liability or damage experienced by the Subadviser, is caused by or is otherwise directly related to the Subadviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under the Sub-advisory Agreement.

LIMITATION OF LIABILITY

Except as set forth above, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Sub-advisory Agreement on the part of the Subadviser, the Subadviser shall not be subject to liability to the Adviser or the Fund for any act or omission in the course of, or connected with, rendering services under the Sub-advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Subadviser.

MAINTENANCE OF BOOKS AND RECORDS

Under the Sub-advisory Agreement, the Subadviser is required to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities under the Sub-advisory Agreement required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities under the Sub-advisory Agreement required by Rule 204-2 of the Advisers Act for the period specified in that rule. Notwithstanding the foregoing, the Subadviser has no responsibility for the maintenance of the Fund’s records, except for those related to the Allocated Portion.

REPORTING OBLIGATION

The Subadviser has an obligation to provide prompt notice to the Adviser and the Fund about developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund, including but not limited to material changes in the employment status of key investment management personnel involved in the management of the Fund, material changes in the investment process used to manage the Fund, any changes in senior management, operations, financial condition or ownership of the Subadviser’s firm, and the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Subadviser shall immediately notify the Adviser and the Trust in the event that the Subadviser: (1) becomes subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to the Sub-advisory Agreement; or (2) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization). The Subadviser shall immediately forward, upon receipt, to the Adviser any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that specifically relates to the Trust or the Fund.

DURATION AND TERMINATION

The Sub-advisory Agreement was approved by the Board at the October Meeting for an initial term of two years and is scheduled to continue in effect for subsequent periods only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that the Sub-advisory Agreement may be terminated (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of the Board or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or (c) by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser. The Sub-advisory Agreement will terminate automatically and immediately in the event of its assignment (as defined under the 1940 Act), or in the event of a termination of the Adviser’s investment advisory agreement with the Trust, on behalf of the Fund.

GOVERNING LAW

The Sub-advisory Agreement is governed by and construed in accordance with the substantive laws of the State of Delaware.

ADDITIONAL INFORMATION ABOUT OLIVE STREET AND T. ROWE PRICE

INFORMATION ABOUT OLIVE STREET

Olive Street, located at 12555 Manchester Road, St. Louis, Missouri 63131, currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and Olive Street dated July 10, 2013, as amended. As investment adviser, Olive Street manages the Fund pursuant to a manager-of-managers structure, whereby Olive Street has overall responsibility for the general management and day-to-day operations of the Fund but has retained one or more investment subadvisers to make the investment decisions for allocated portions of the Fund’s assets. For these services, the Fund pays Olive Street an annual fee of 0.44% of its average daily net assets. The Adviser has contractually agreed to waive its management fees through at least October 28, 2025, to the extent management fees to be paid to the Adviser exceed the aggregate management fees payable by the Fund to the Fund’s subadvisers.

For the fiscal year ended June 30, 2024, the Fund paid Olive Street advisory fees in the amount of $105,984,000. Olive Street waived $65,053,000 of such advisory fees.

INFORMATION ABOUT T. ROWE PRICE

T. Rowe Price Associates, Inc., located at 100 East Pratt Street, Baltimore, MD 21202, is the subadviser for the Allocated Portion of the Fund pursuant to the Sub-advisory Agreement. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc.. For its services as a subadviser, T. Rowe Price is entitled to receive a fee from the Fund. As of June 30, 2024, T. Rowe Price and its affiliates had approximately $1.57 trillion in assets under management.

Listed below are the names, titles and principal business addresses of each principal executive officer and director of T. Rowe Price.

Name	Title	Address

Robert W. Sharps	President, Chair, and Director	100 East Pratt Street Baltimore, MD 21202
Jennifer B. Dardis	Treasurer and Director
David Oestreicher	Secretary and Director
Eric L. Veiel	Director
Savonne L. Ferguson	Chief Compliance Officer
Jessica Hiebler	Controller

T. Rowe Price currently acts as an adviser or subadviser to seven other registered investment companies with similar investment objectives to those of the Fund. The table below sets forth certain information with respect to the assets of the other investment companies.

Fund Name	Assets of Investment Company (as of June 30, 2024)

T. Rowe Price Large Cap Growth Fund	$22,605,111,028.18

Principal Funds, Inc.: Principal LargeCap Growth Fund I	$4,830,416,039.63

Principal Variable Contracts Funds, Inc.: LargeCap Growth Account I	$298,917,895.00

Advanced Series Trust: AST Large-Cap Growth Portfolio	$1,675,844,845.60

EQ Advisors Trust: Multimanager Aggressive Equity Portfolio	$289,548,059.10

Goldman Sachs Trust II: Goldman Sachs Multi-Manager Global Equity Fund	$176,794,499.39

Homestead Funds, Inc.: Homestead Growth Fund	$373,102,693.74

ADDITIONAL INFORMATION ABOUT THE FUND

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110, serves as the Fund’s Administrator and Custodian.

ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the Fund’s Transfer Agent and dividend disbursing agent.

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as principal underwriter in a continuous public offering of the Fund’s shares.

PAYMENT OF EXPENSES

The Fund will pay the expenses of the preparation, printing and mailing of this Information Statement.

COMMISSIONS PAID TO AFFILIATED BROKERS

During the Fund’s most recently completed fiscal year ended June 30, 2024, the Fund did not pay any commissions to any affiliated brokers.

BENEFICIAL OWNERSHIP OF SHARES

As of November 30, 2024, the following persons owned of record more than 5% of the shares of the Fund. On that date, the trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

NAME AND ADDRESS	NUMBER OF SHARES	PERCENT
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	982,159,446.532	99.9976%

The information as to beneficial ownership is based on statements furnished to the Fund by the trustees of the Trust, and/or on the records of the Trust’s transfer agent.

ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Fund’s annual report dated June 30, 2024, the Fund’s Form N-CSR dated June 30, 2024 or the Fund’s semi-annual report dated December 31, 2023, shareholders of the Fund may visit www.bridgebuildermutualfunds.com/literature, call 1-855-823-3611, write to the Fund via e-mail at bridgebuilder@edwardjones.com, or write to the Fund at:

Mailing Address:

Bridge Builder Trust

P.O. Box 219062

Kansas City, MO 64121-9062

Overnight Address:

Bridge Builder Trust

430 W 7th Street, Suite 219062

Kansas City, MO 64105-1407

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more Fund shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1-855-823-3611 or forward a written request to the following addresses if you would like to: (1) receive a separate copy of this Information Statement; (2) receive your annual reports, semi-annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or information statements if you are currently receiving multiple copies at a shared address:

Mailing Address:

Bridge Builder Trust

P.O. Box 219062

Kansas City, MO 64121-9062

Overnight Address:

Bridge Builder Trust

430 W 7th Street, Suite 219062

Kansas City, MO 64105-1407

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a Delaware statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

EXHIBIT INDEX

Exhibit No.	Exhibit
(A)	(i) Amended and Restated Investment Sub-advisory Agreement (T. Rowe Price Associates, Inc.), dated April 15, 2020
(ii) Amendment No. 5 to the Amended and Restated Investment Sub-advisory Agreement (T. Rowe Price Associates, Inc.), dated October 17, 2024

EXHIBIT (A)(i)

AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the 15th day of April, 2020, by and among T. Rowe Price Associates, Inc., a Maryland corporation located at 100 E. Pratt Street, Baltimore MD, 21202 (the “Sub-Adviser”), Olive Street Investment Advisers, LLC, a Missouri limited liability corporation located at 12555 Manchester Road, St. Louis, MO 63131(the “Adviser”), and, for the sole purpose of paying the compensation due to the Sub-Adviser under Section 6(a) of this Agreement, Bridge Builder Trust on behalf of each fund listed on Schedule A hereto (each, a “Fund” and, collectively, the “Funds”), each a series of the Bridge Builder Trust, a Delaware statutory trust located at 12555 Manchester Road, St. Louis, MO 63131 (the “Trust”).

This Agreement amends and restates the existing investment sub-advisory agreement dated June 30, 2015, as amended May 18, 2016, June 9, 2017, and September 28, 2018, and November 28, 2018, by and among the Sub-Adviser, the Adviser, and, for the sole purpose of paying the compensation due to the Sub-Adviser under Section 6(a) of the existing investment sub-advisory agreement, the Trust.

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Trust is an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for each Fund under the terms of an investment advisory agreement, dated July 10, 2013, as amended February 19, 2015, and June 9, 2017, between the Adviser and the Trust on behalf of the Funds (the “Advisory Agreement”); and

WHEREAS, the Advisory Agreement provides that the Adviser may retain one or more sub-advisers, subject to the approval of the Trust’s Board of Trustees (the “Board”), including a majority of trustees of the Board who are not “interested persons” of the Adviser (the “Independent Trustees”), in accordance with the requirements of the 1940 Act, to render portfolio management services to the Funds pursuant to investment sub-advisory agreements between the Trust, Adviser, and each such sub-adviser; and

WHEREAS, the Trust’s Board has duly consented to and approved the appointment of the Sub-Adviser to provide investment advisory services (the “Services”) to a portion of the assets of each Fund allocated to the Sub-Adviser (each an “Allocated Portion”); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser to provide the Services to the Allocated Portion in the manner and on the terms set out in this Agreement, and the Sub-Adviser desires to provide such Services;

NOW, THEREFORE, WITNESSETH: The parties hereby agree as follows:

1.	APPOINTMENT OF SUB-ADVISER

(a)

Acceptance. The Adviser hereby appoints the Sub-Adviser, and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as an investment adviser to the Funds with respect to the Allocated Portion.

(b)

Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized in this Agreement or another writing by the Trust or Adviser to the Sub-Adviser, have no authority to act for or be deemed an agent of the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds.

(c)

The Sub-Adviser’s Representations. The Sub-Adviser represents, warrants and agrees that (i) it has all requisite power and authority to enter into and perform its obligations under this Agreement; (ii) it has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement; (iii) neither it nor any “affiliated person” of it, as such term is defined in Section 2(a)(3) of the 1940 Act, is subject to any disqualification that would make it unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act; (iv) it is duly registered as an adviser under the Advisers Act; and (v) except as otherwise specified herein, it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of the Funds and the Adviser.

The Sub-Adviser further represents, warrants, and agrees that it shall:

(i)	Use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement;

(ii)	Maintain all licenses and registrations necessary to perform its duties hereunder in good order;

(iii)	Conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, and any other applicable state and/or self-regulatory organization regulations; and

(iv)

Maintain errors and omissions insurance coverage in an appropriate amount and shall, upon request, provide a written description to the Trust of any material changes in its insurance policies or insurance coverage limits. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(d)

The Adviser’s Representations. The Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Adviser further represents, warrants and agrees that it has the authority under the Advisory Agreement to appoint the Sub-Adviser.

(e)

Plenary authority of the Board of Trustees. The Sub-Adviser and Adviser both acknowledge that each Fund is a mutual fund that operates as a series of the Trust under the authority of the Board of Trustees.

2.	DELIVERY OF DOCUMENTS.

(a)	The Adviser has furnished or will furnish to the Sub-Adviser copies of each of the following documents:

(i)	the Declaration of the Trust as in effect on the date hereof;

(ii)	the By-laws of the Trust in effect on the date hereof;

(iii)	the resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser for the Allocated Portion and approving the form of this Agreement;

(iv)	the Advisory Agreement;

(v)	the Code of Ethics of the Trust and of the Adviser as currently in effect; and

(vi)	current copies of each Fund’s Prospectus and Statement of Additional Information;

(vii)

a list of first tier affiliates and second tier affiliates (i.e. affiliates of affiliates) of the Funds, excluding first tier affiliates and second tier affiliates of the Sub-Adviser and other sub-advisers of the Funds and Trust;

(viii)

a list, if any, distinct from the types of securities identified in each Fund’s Investment Guidelines provided by the Adviser, of securities in which the Adviser prohibits investment for the Funds (including CUSIP, sedol other appropriate security identification); and

(ix)	a copy of current compliance procedures for the Funds.

The Adviser shall furnish the Sub-Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any. The Adviser agrees that it shall provide the Sub-Adviser, in a manner and with such frequency as is mutually agreed upon by the parties, with a list, if any, of (i) each “government entity” (as defined by Rule 206(4)-5 under the Advisers Act, invested in a Fund where the account of such government entity can reasonably be identified as being held in the name of or for the benefit of such government entity on the records of the Fund; and (ii) each government entity that sponsors or establishes a 529 Plan and has selected a Fund as an option to be offered by such 529 Plan.

(b)	The Sub-Adviser has furnished or will furnish the Adviser with copies of each of the following documents:

(i)	the Sub-Adviser’s most recent registration statement on Form ADV;

(ii)	the most recent annual report, which includes the balance sheet of T. Rowe Price Group, Inc., parent company of the Sub-Adviser, and such other information, as mutually agreed upon by the parties, that the Board may reasonably request to assure the Board that the Sub-Adviser is solvent and sufficiently well capitalized to perform its responsibilities to the Funds and to satisfy its liabilities and indemnification obligations under the 1940 Act and this Agreement;

(iii)	separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to the custodian (the “Custodian”) and accounting agent of the Funds’ assets;

(iv)	the Code of Ethics (defined below) of the Sub-Adviser as currently in effect;

(v)	the Sub-Adviser’s proxy voting policies as currently in effect; and

(vi)

compliance policies or summaries thereof applicable to the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and compliance policies or summaries thereof of the Sub-Adviser that are designed to prevent violations of the “Federal Securities Laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Sub-Adviser in connection with its services to the Funds (“Compliance Program”), trading records for the Allocated Portion, including brokerage commissions paid from the Allocated Portion, and the Certification of Insurance confirming its errors and omissions insurance policy coverage.

The Sub-Adviser shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any. Additionally, the Sub-Adviser shall provide to the Adviser such other documents relating to its services under this Agreement as the Adviser may reasonably request (on behalf of itself or the Board) in assessing the Sub-Adviser. Information regarding such amendments or supplements may be provided through electronic delivery and shall be provided to the Adviser no less frequently than quarterly, or promptly if the nature of the amendment or the supplement has a material effect on the Sub-Adviser’s provision of the services to the Funds hereunder.

3.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall manage the investments of the Allocated Portion in accordance with each Fund’s investment objective, policies, and restrictions as provided in each Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-Adviser, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the applicable provisions of the Commodity Exchange Act (the “CEA”) and the rules of the National Futures Association (the “NFA Rules”), and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). From time to time, the Adviser or the Funds may provide the Sub-Adviser with written copies of other investment policies, guidelines and restrictions applicable to the Sub-Adviser’s management of the Allocated Portion, which shall become effective at such time as agreed upon by both parties. Subject to each of the foregoing sentences above, the Sub-Adviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property and assets comprising or relating to the Allocated Portion. The Adviser and the Funds authorize and empower the Sub-Adviser to execute for the Funds as the Funds’ agent and attorney-in-fact all other agreements, contracts and other documentation that the Sub-Adviser reasonably considers necessary in relation to the purchase, retention and disposition of the permitted securities and investments for the Allocated Portion. With respect to Sub-Adviser’s responsibility for monitoring each Allocated Portion’s compliance with the terms of this Agreement, the Sub-Adviser shall perform such compliance monitoring based upon its own internal books and records of each Allocated Portion and such books and records and such instructions, if any, that are provided by the Funds or the Adviser. For the avoidance of doubt, the Sub-Adviser shall not be responsible hereunder for any portion of a Fund other than the Allocated Portion.

In addition, the Sub-Adviser will, at its own expense:

(a)

advise the Adviser and the Funds in connection with investment policy decisions to be made by it regarding the Funds and, upon request, furnish the Adviser and the Funds with research, economic and statistical data in connection with each Fund’s investments and investment policies;

(b)	submit such reports and information as the Adviser or the Funds may reasonably request to assist the Custodian in its determination of the market value of securities held in the Funds;

(c)

obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Funds;

(d)	employ professional portfolio managers and securities analysts who provide research services to the Funds;

(e)	place orders for purchases and sales of portfolio investments for the Allocated Portion;

(f)	give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;

(g)

as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern time the following business day, provide the Custodian with copies of trade tickets for each transaction effected for the Allocated Portion by the Sub-Adviser, provide copies to the Adviser and the Funds upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations received by the Sub-Adviser;

(h)

as soon as practicable following the end of each calendar month, provide the Adviser and the Funds with written statements showing all transactions effected for the Allocated Portion during the month by the Sub-Adviser, a summary listing all investments attributable to transactions of the Sub-Adviser that are held in the Allocated Portion as of the last day of the month, and such other information as the Adviser or the Funds may reasonably request in connection with any accounting or marketing services that the Adviser provides for the Funds. The Adviser and the Funds acknowledge that Sub-Adviser and Custodian may use different pricing vendors, which may result in valuation discrepancies;

(i)

to the extent reasonably requested by the Trust or the Adviser, use its best efforts to assist the Chief Compliance Officer of the Trust in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Trust or the Adviser with (a) current copies or a current summary of the compliance policies and procedures of the Sub-Adviser in effect from time to time that are designed to prevent violations of the “Federal Securities Laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Sub-Adviser in connection with its services to the Funds (including prompt notice of any material changes thereto), (b) reports of any violations to the Sub-Adviser’s compliance policies and procedures that occurred in connection with the provision of services to the Funds, (c) a copy of the Sub-Adviser’s annual compliance report as required by Rule 206(4)-7 of the Advisers Act, (d) subject to Section 14 of this Agreement, summaries of any correspondence between the Sub-Adviser and a regulatory agency in connection with regulatory examinations or proceedings and the Sub-Adviser will make a copy of any such correspondence available to the Adviser or the Trust’s Chief Compliance Officer to review with the Sub-Adviser during normal business hours at the offices of the Sub-Adviser, and (e) upon request, a certificate of the Chief Compliance Officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

(j)

comply with all applicable policies and procedures adopted by the Board that are applicable to the Funds and any amendments to those procedures that are provided to the Sub-Adviser by the Adviser or the Funds (together, “Fund Procedures”) and notify the Adviser as soon as reasonably practicable upon (a) detection of any breach of such Fund Procedures or (b) determination that a Fund Procedure conflicts with a procedure adopted by the Sub-Adviser;

(k)

maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Funds, including any amendments thereto, and institute and enforce procedures reasonably necessary to prevent “access persons,” as such term is defined in Rule 17j-1, from violating its Code of Ethics;

(l)	promptly complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries submitted to the Sub-Adviser in writing;

(m)

furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment hereto; and

(n)

to the extent called for by the Trust’s Compliance Policies and Procedures, or as reasonably requested by the Funds, provide the Funds with information and advice regarding assets in the Allocated Portion to assist the Funds in determining (i) the appropriate valuation of such assets, (ii) the appropriate pricing sources for such assets, and (iii) whether pricing information provided by the Funds’ pricing agents is reasonable;

(o)

make all required filings on Form 13F and any amendments thereto, required by the Securities Exchange Act of 1934 (the “Exchange Act”) (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) in respect of the Funds as may be required of the Funds due to the activities of the Sub-Adviser, and will notify the Adviser if an Allocated Portion holds a portfolio security for which a Schedule 13D or 13G may be required to be filed with the SEC based on the ownership level in an Allocated Portion. The Sub-Adviser shall be the sole filer of Form 13F with respect to the Funds’ Allocated Portions;

(p)

except as permitted herein and by the Fund Procedures, shall treat confidentially and, unless such disclosure is required by federal and state regulatory or legal authorities, applicable laws, rules and regulations, shall not disclose to any third party without the consent of a Fund all information in respect of the portfolio investments of the Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades) and;

(q)

upon request, will review each Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, the schedule of portfolio securities as it applies to the Allocated Portion in the periodic reports to shareholders, reports and schedules filed with the Securities and Exchange Commission (the “SEC”) (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Funds (collectively, the “Disclosure Documents”) in order to ensure that, with respect to the disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Funds and information relating to the Sub-Adviser (the “Sub-Adviser Disclosure”), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading. To ensure accuracy and completeness, the Adviser or Funds shall not use any Sub-Adviser Disclosure in any such Disclosure Documents until the Sub-Adviser has reviewed, commented, and such comments have been addressed to its reasonable satisfaction with respect to the Sub-Adviser Disclosure.

In providing services under this Agreement, the Sub-Adviser shall (i) maintain all licenses and registrations necessary to perform its duties hereunder in good order; (ii) conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, the Code, the CEA, the NFA Rules and any other applicable state and/or self-regulatory organization regulations; and (iii) maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with their approval of this Agreement.

The Funds or the Funds’ agent will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from the Funds and the cash requirements of, and cash available for investment in, the Funds. The Funds or the Funds’ agent will timely provide the Sub-Adviser with copies of monthly accounting statements for the Funds, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

The Adviser will be responsible for all class actions and lawsuits involving the Funds or securities held, or formerly held, in a Fund. Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving a Fund, including those involving securities presently or formerly held in a Fund, or the issuers thereof, including actions involving bankruptcy. In the case of notices of class action suits received by Sub-Adviser involving issuers presently or formerly held in a Fund, Sub-Adviser shall promptly forward such notices to Adviser and, with the consent of the Adviser, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

In rendering the services required under this Agreement, the Sub-Adviser may, consistent with applicable law, from time to time employ, delegate, or associate with itself such affiliated or unaffiliated person or persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement; provided, however, that any such delegation shall not involve any such person serving as an “adviser” to the Funds within the meaning of the 1940 Act. The Sub-Adviser will act in good faith in the selection, use and monitoring of any such persons and the employment, delegation, or association with any such persons shall not relieve the Sub-Adviser of any of its obligations under this Agreement. For the avoidance of doubt, the Adviser shall not be responsible for any fees that any such person may charge to Sub-Adviser for such services.

4.	PROXY VOTING

(a)

The Adviser hereby delegates to the Sub-Adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion of the Funds. Subject to its receipt of all necessary voting materials, the Sub-Adviser shall vote all proxies with respect to investments of the Funds in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Adviser and the Funds. Upon notice to the Sub-Adviser, the Adviser may assume the responsibility for voting proxies set forth in this sub-paragraph 4(a).

(b)	The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC.

(c)

The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information required for the Funds to comply with any rules or regulations promulgated by the SEC. The Sub-Adviser shall supply updates of this record to the Adviser or any authorized representative of the Adviser, or to the Funds on a quarterly basis (or more frequently, upon the request of the Adviser). The Sub-Adviser shall provide the Adviser and the Funds with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion.

5.	ALLOCATION OF EXPENSES

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Adviser specifically agrees that the Sub-Adviser shall not be responsible for the following expenses:

(a)	fees and expenses incurred in connection with the issuance, registration and transfer of its shares;

(b)	brokerage and commission expenses incurred by the Funds;

(c)

all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its Custodian, shareholder services agent and accounting services agent;

(d)	interest charges on any Fund borrowings;

(e)

costs and expenses of pricing and calculating its daily net asset value (including, without limitation, any equipment or services obtained for the purpose of pricing shares or valuing each Fund’s assets) and of maintaining its books of account required under the 1940 Act, except for the expenses incurred by the Sub-Adviser in connection with its services under Section 13 hereunder, which are expenses of the Sub-Adviser;

(f)	Fund taxes, if any;

(g)	except as stated below, expenditures in connection with meetings of a Fund’s shareholders and the Board;

(h)

salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee;

(i)	insurance premiums on property or personnel of the Funds which inure to the Funds’ benefit, including liability and fidelity bond insurance;

(j)	legal, auditing and accounting fees of the Funds and trade association dues or educational program expenses of the Trust or the Board of Trustees; and

(k)

fees and expenses (including legal fees) of registering and maintaining registration of each Fund’s shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any.

The Sub-Adviser specifically agrees that with respect to the operation of the Funds, the Sub-Adviser shall be responsible for (i) providing the personnel, office space, furnishings, and equipment reasonably necessary to provide its sub-advisory services to the Funds hereunder, and (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Sub-Adviser. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Funds and the Adviser in the Advisory Agreement or any other agreement to which they are parties.

Additionally, the Sub-Adviser agrees that the Sub-Adviser shall be responsible for reasonable expenses incurred by the Allocated Portion or Adviser in responding to a legal, administrative, judicial, or regulatory action, claim or suit involving the Sub-Adviser to which neither the Allocated Portion nor the Adviser is a party. The Adviser agrees that the Adviser or a Fund shall be responsible for reasonable expenses incurred by the Sub-Adviser in responding to a legal, administrative, judicial, or regulatory action, claim, or suit involving the Adviser for a Fund to which the Sub-Adviser is not a party.

6.	SUB-ADVISORY FEES

(a)

Each Fund shall pay to the Sub-Adviser, and the Sub-Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement a fee, based on the Current Net Assets of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of sub-advisory fee accrued for any day, “Current Net Assets” shall mean the Allocated Portion’s net assets, managed by the Sub-Adviser, as of the most recent preceding day for which the Fund’s net assets were computed. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Current Net Assets of the Allocated Portion equals zero.

(b)

The Sub-Adviser voluntarily may reduce any portion of the fees due to it pursuant to this Agreement, and such voluntary reduction of fees may be terminated at any time with 30 days notice to the Adviser. Any such reduction shall be applicable only to such specific reduction and shall not constitute an agreement to reduce any future compensation due to the Sub-Adviser hereunder.

7.	PORTFOLIO TRANSACTIONS

In connection with the investment and reinvestment of the assets of the Fund, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Allocated Portion’s portfolio (the “Portfolio”) and to use all reasonable efforts to obtain the most favorable execution including, but not limited to, the best available price with respect to all such purchases and sales of portfolio securities for said Portfolio under the circumstances. The Sub-Adviser may take into consideration, among other things, the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. The price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this paragraph. Such records shall be made available to the Funds or Adviser upon request.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Exchange Act). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Funds. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will a Fund’s assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Adviser and the Funds authorize and empower the Sub-Adviser to direct the Custodian to open and maintain accounts for trading in securities and other investments (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Funds. In addition, in connection with establishing such brokerage accounts, the Adviser and the Funds authorize and empower the Sub-Adviser to execute for the Funds as its agent and attorney-in-fact reasonable and customary customer agreements and other documentation in connection therewith, such as International Swaps and Derivatives Association (ISDA) agreements and futures and options account agreements, with brokers, dealers, and/or futures commission merchants as the Sub-Adviser shall select as provided above. Subject to applicable law, including the custody requirements under the 1940 Act, the Sub-Adviser may, using such of the securities and other investments of the Funds as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Funds original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers or to a collateral account established with the Custodian as the Sub-Adviser deems desirable or appropriate and as is required by applicable law. The Sub-Adviser shall cause all securities and other property purchased or sold for the Funds to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of the Funds shall remain in the direct or indirect custody of the Custodian, except as otherwise permitted by applicable law. The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Adviser represents that, with respect to the Funds, pursuant to Commodity Futures Trading Commission Rule 4.5 (“Rule 4.5”), the Adviser has filed a notice of eligibility claiming exclusion from registration as a “commodity pool operator” under the Commodity Exchange Act. With respect to its Allocated Portion, the Sub-Adviser, during the term of this Agreement, will ensure that the Allocated Portion shall comply with the limits on investments in designated commodity contracts and swaps set forth in subsection (c)(2)(iii) of Rule 4.5. The Adviser will provide the Sub-Adviser with advance written notice if the Adviser intends to withdraw its exclusion from registration as a “commodity pool operator” with respect to the Funds. The Adviser represents that it is currently exempt from registration as a “commodity trading adviser” with respect to the Funds.

The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Funds, (ii) to deliver securities and other property against payment for the Funds, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein. Notwithstanding this authority, the Sub-Adviser will not have any other responsibility for the custody of a Fund’s assets.

The Sub-Adviser may, in its sole discretion and in accordance with its fiduciary duty and applicable legal requirements, select the counterparties for the execution of foreign currency transactions.

8.	LIABILITY; STANDARD OF CARE AND INDEMNIFICATION

The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 3 above) comply with the investment policies, guidelines and restrictions of each Fund; and shall act at all times in the best interests of the Funds.

The Sub-Adviser shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

Except as set forth above, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser or the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by a Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Adviser or Funds may have under any federal securities law or state law.

The Sub-Adviser shall indemnify and hold harmless the Adviser and the Funds from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-Adviser Disclosure; and (ii) resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Sub-Adviser’s obligations under this Agreement, or from the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser or Funds, the Adviser or Funds shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by a Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Adviser or the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Sub-Adviser may have under any federal securities law or state law.

The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Adviser’s obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

Neither the Adviser nor the Sub-Adviser shall be liable for special, consequential or incidental damages.

No provision of this Agreement shall be construed to protect any Trustee or Officer of the Funds, or officer of the Adviser or Sub-Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

9.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a)

This Agreement shall become effective upon approval by the Board and its execution by the parties hereto. Pursuant to the exemptive relief obtained in the SEC Order dated on or about August 6, 2013, Investment Company Act Release No. 30592, approval of the Agreement by a majority of the outstanding voting securities of the Funds is not required, and the Sub-Adviser acknowledges that it shall be without the protection (if any) accorded by shareholder approval of an investment adviser’s receipt of compensation under Section 36(b) of the 1940 Act.

(b)

This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to a Fund or any Allocated Portion of a Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement. As used in this Section 9, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

(c)

In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the affected Fund’s affairs and, at the request of the Board of Trustees or the Adviser, transfer any and all books and records of the affected Fund required to be maintained by the Sub-Adviser on behalf of the affected Fund.

(d)

The Sub-Adviser shall promptly notify the Adviser of any proposed transaction or other event that could reasonably be expected to result in an assignment of this Agreement within the meaning of the 1940 Act.

10.	SERVICES NOT EXCLUSIVE

The services of the Sub-Adviser to the Adviser and the Funds are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Sub-Adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Adviser agrees that Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to a Fund. Nothing in this Agreement shall be deemed to require Sub-Adviser, its principals, affiliates, agents or employees to purchase or sell for a Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

11.	AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of a Fund with those for other accounts managed by the Sub-Adviser or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-Adviser among the accounts and at a price approximately averaged and if such combination of orders and the allocation thereof is consistent with applicable law. The Sub-Adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) over time, no account will be favored or disfavored over any other account; each account participating in an aggregated order will participate at the average share price for all transactions in that security on a given business day, with transaction costs shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Sub-Adviser’s compliance policies and procedures and applicable law. The Sub-Adviser also agrees to provide such documentation and/or information to the Funds or Adviser as is reasonably necessary to allow the Funds or Adviser to determine whether orders for each Fund have been aggregated and allocated equitably.

12.	AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and this Agreement may be amended only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

13.	BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon a Fund’s or the Adviser’s request, provided, however, that Sub-Adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Funds, except for those related to the Allocated Portion.

14.	NONPUBLIC PERSONAL INFORMATION; CONFIDENTIALITY

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its directors, affiliates, officers, and employees (1) to treat confidentially and as proprietary information of the Funds (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any “Non-public Personal Information,” as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

Each party to this Agreement shall keep confidential all Confidential Information (defined below) concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state regulatory authorities. The receiving party may disclose or disseminate the disclosing party’s Confidential Information to its employees and agents that have a legitimate need to know such Confidential Information in order to assist the receiving party in performing its obligations under this Agreement. The receiving party shall advise all such foregoing persons of the receiving party’s obligations of confidentiality and non-use under this Agreement, and the receiving party shall be responsible for ensuring compliance by such persons with such obligations.

Each party shall take commercially reasonable steps to prevent unauthorized access to the other party’s Confidential Information. In addition, each party shall promptly notify the other party in writing upon learning of any unauthorized disclosure or use of the other party’s Confidential Information by such party or its agents.

The term “Confidential Information,” as used herein, means any of a party’s non-public, proprietary or confidential information including, without limitation, any Non-public Personal Information of such party, its affiliates, their respective clients or suppliers, or other persons with whom they do business, that may be obtained by the other party from any source or that may be developed as a result of this Agreement and Non-public Financial Information that is disclosed, directly or indirectly, to the other party by or on behalf of the disclosing party, whether in writing, orally or by other means and whether or not such information is marked as confidential. Confidential Information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

Each party acknowledges and agrees that due to the unique nature of Confidential Information there can be no adequate remedy at law for any breach of its obligations under this Section 14, that any such breach or threatened breach may allow a party or third parties to unfairly compete with the other party resulting in irreparable harm to such party, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate temporary (until the matter may be resolved) equitable and injunctive relief from a court of competent jurisdiction without the necessity of proving actual loss.

The provisions of this Section 14 shall survive any termination of this Agreement.

15.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Funds are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Sub-Adviser agrees to inform the Trust of any material development related to the Funds that the Sub-Adviser reasonably believes is relevant to the Funds’ certification obligations under the Sarbanes-Oxley Act.

16.	REPORTS AND ACCESS

To the extent not otherwise identified in this Agreement, the Sub-Adviser agrees to supply such other information and documentation to the Adviser and to permit such compliance inspections by the Adviser or the Funds as shall be reasonably necessary to permit the Adviser and the Funds’ service providers to satisfy their obligations and respond to the reasonable requests of the Trust.

17.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

18.	NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and Funds about developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that would materially affect the Funds, including but not limited to material changes in the employment status of key investment management personnel involved in the management of a Fund, material changes in the investment process used to manage a Fund, any changes in senior management, operations, financial condition or ownership of the Sub-Adviser’s firm, and the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser shall immediately notify the Adviser and the Trust in the event that the Sub-Adviser: (1) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization). The Sub-Adviser shall immediately forward, upon receipt, to the Adviser any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that specifically relates to the Trust or the Funds.

19.	NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by e-mail, by hand or by commercial overnight delivery service, addressed as follows:

Adviser:	General Counsel Edward D. Jones & Co., L.P. 12555 Manchester Road St. Louis, MO 63131 and Olive Street Investment Advisers, LLC 1245 J.J. Kelley Memorial Drive St. Louis, MO 63131 Attn: Tom Kersting

Sub-Adviser:	T. Rowe Price Associates, Inc. 4515 Painters Mill Road Owings Mills, MD 21117 Attn: Senior Legal Counsel - Subadvised Legal_Subadvised@troweprice.com

Trust/Fund:	Bridge Builder Trust On behalf of the applicable Fund 12555 Manchester Road St. Louis, MO 63131 Attn: Secretary

20.	ASSIGNMENT

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment,” as that term is defined in section 2(a)(4) of the 1940 Act.

21.	SEVERABILITY AND ENTIRE AGREEMENT

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.

22.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23.	CONSULTATION WITH OTHER SUB-ADVISERS

In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to a Fund or a sub-adviser to a portfolio that is under common control with the Funds concerning transactions for the Fund, except as permitted by the Fund Procedures. The Sub-Adviser shall not provide investment advice to any assets of a Fund other than the assets managed by the Sub-Adviser.

24.	CHANGE IN THE SUB-ADVISER’S OWNERSHIP

The Sub-Adviser agrees that it shall notify the Trust of any reasonably foreseeable change in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.

25.	COUNTERPARTS

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

26.	MISCELLANEOUS

Where the effect of a requirement of the 1940 Act or Advisers Act, as amended, reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

27.	GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, as amended, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

OLIVE STREET INVESTMENT ADVISERS, LLC
(Adviser)

By: /s/ Thomas C. Kersting

Name: Thomas C. Kersting

Title: President

BRIDGE BUILDER TRUST,
ON BEHALF OF THE FUNDS LISTED ON SCHEDULE A HERETO,
FOR THE SOLE PURPOSE OF PAYING THE COMPENSATION DUE TO THE SUB-ADVISER PURSUANT TO SECTION 6(A) OF THE AGREEMENT

By: /s/ Julius A. Drelick, III

Name: Julius A. Drelick, III

Title: President, Bridge Builder Trust

T. ROWE PRICE ASSOCIATES, INC.
(Sub-Adviser)

By: /s/ Amy Norton

Name: Amy Norton, Esq.

Title: Vice President and Senior Legal Counsel

SCHEDULE A

FUNDS AND FEES

Series of Bridge Builder Trust	Tier	Annual Sub-Advisory Rate

Bridge Builder Core Plus Bond Fund

Bridge Builder Municipal Bond Fund

Bridge Builder Large Cap Value Fund

EXHIBIT (A)(ii)

AMENDMENT NO. 5

TO INVESTMENT SUB-ADVISORY AGREEMENT

This Amendment No. 5 (the “Amendment”) to the Amended and Restated Investment Sub-Advisory Agreement dated April 15, 2020, as amended, (the “Sub-Advisory Agreement”), by and among Olive Street Investment Advisers, LLC (the “Adviser”), T. Rowe Price Associates, Inc. (the “Sub-Adviser”), and the Bridge Builder Trust (the “Trust”), on behalf of the series of the Trust indicated on Schedule A (each a “Fund” and collectively, the “Funds”), is entered into and effective as of the 17th day of October, 2024, by and among the Adviser, the Sub-Adviser, and the Trust, on behalf of the Funds. All capitalized terms used, but not defined, herein shall have the meanings given to them in the Sub-Advisory Agreement.

WITNESSETH

WHEREAS, the Adviser and the Trust, on behalf of the Funds, have entered into an Investment Advisory Agreement, dated July 10, 2013, as amended (the “Advisory Agreement”), pursuant to which the Adviser renders investment advisory services to the Funds pursuant to the terms and conditions of the Advisory Agreement;

WHEREAS, pursuant to the authority granted to the Adviser under the Advisory Agreement, the Adviser has retained the Sub-Adviser to render portfolio management services to the Funds pursuant to the terms of the Sub-Advisory Agreement;

WHEREAS, pursuant to Section 6(a) of the Sub-Advisory Agreement, the Funds pay the Sub-Adviser for the services provided by the Sub-Adviser to the Funds;

WHEREAS, Schedule A to the Sub-Advisory Agreement sets forth the annual sub-advisory fee rates due to the Sub-Adviser by the Funds;

WHEREAS, the Adviser, the Sub-Adviser and the Trust, on behalf of the Funds, desire to update Schedule A of the Sub-Advisory Agreement to, among other things, add the Bridge Builder Large Cap Growth Fund; and

WHEREAS, pursuant to Section 12 of the Sub-Advisory Agreement, the Sub-Advisory Agreement may be amended only by a written instrument signed by all parties to the Sub-Advisory Agreement.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereby agree as follows:

1.	Funds and Fees. Schedule A to the Sub-Advisory Agreement is hereby deleted in its entirety and replaced with the new Schedule A attached hereto.

2.

Amendments. Except as specifically amended hereby, the Sub-Advisory Agreement shall continue in full force and effect in accordance with its terms. This Amendment shall not itself be amended except as part of any future amendment to the Sub-Advisory Agreement effected in accordance with the terms thereof.

3.

Severability and Entire Agreement. If any provision of this Amendment shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Amendment shall not be affected thereby. This Amendment embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreement and understandings relating to this Amendment’s subject matter.

4.	Captions. The captions in the Amendment are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

5.

Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Amendment may be communicated by electronic transmission (which shall include email but not facsimile) and shall be binding on the parties so transmitting their signatures.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their officers designated below as of the day and year written above.

BRIDGE BUILDER TRUST

on behalf of the series listed on Schedule A

hereto

By: /s/ Colleen R. Dean

Name: Colleen R. Dean

Title: President

OLIVE STREET INVESTMENT ADVISERS, LLC

By: /s/ Thomas C. Kersting

Name: Thomas C. Kersting

Title: President

T. ROWE PRICE ASSOCIATES, INC.
(Sub-Adviser)

By: /s/ Terence Baptiste

Name: Terence Baptiste

Title: Vice President

SCHEDULE A

Funds and Fees

Series of Bridge Builder Trust	Tier	Annual Sub-Advisory Rate of Assets Under Management by the Sub-Adviser
Bridge Builder Municipal High-Income Bond Fund
Bridge Builder Large Cap Value Fund
Bridge Builder Large Cap Growth Fund